Basic and Diluted Net Earnings Per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

NOTE 15:- BASIC AND DILUTED NET EARNINGS PER SHARE

	Year ended December 31,
	2017	2018	2019

Numerator (thousands):

Net income attributed to Sapiens' shareholders	$352	$13,785	$26,247
Adjustment to redeemable non-controlling interest	350	-	-

Net income used for earnings per share	$702	$13,785	$26,247

Denominator (thousands):

Denominator for basic earnings per share - weighted average number of common shares, net of treasury stock	49,170	49,827	50,031
Stock options	756	279	622

Denominator for diluted net earnings per share - adjusted weighted average number of shares	49,926	50,106	50,653

The weighted average number of shares related to outstanding anti-dilutive options excluded from the calculations of diluted net earnings per share was 1,282,305, 1,369,514 and 0 for the years 2017, 2018 and 2019, respectively.